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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                       July 28, 1995      (July 27, 1995)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                         UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




       TENNESSEE                     0-10160                    62-0859007
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(State of incorporation)           (Commission               (I.R.S. Employer
                                   File Number)              Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
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                    (Address of principal executive offices)




Registrant's telephone number, including area code:  (901) 383-6000
                                                   ----------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     On July 27, 1995, Union Planters Corporation announced operating results for the second quarter of 1995. A copy of the Corporation's press release announcing the results is attached as Exhibit 99(a) and is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

               C.   Exhibits

                    99(a) Union Planters Corporation Press Release dated July 27, 1995, announcing operating results for the second quarter of 1995.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              Union Planters Corporation
                                         ------------------------------------
                                                     Registrant



Date:     July 28, 1995                       /s/ Jack W. Parker
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                                                    Jack W. Parker
                                             Executive Vice President and
                                                Chief Financial Officer





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